Non Current Assets Held for Sale	12 Months Ended
Dec. 31, 2021
Non Current Assets Held For Sale [Abstract]
NON CURRENT ASSETS HELD FOR SALE

NOTE 39

NON CURRENT ASSETS HELD FOR SALE

Banco Santander decided to implement its own acquiring network, and therefore the Bank decided to sell the participation in the companies that provided those services. At that time, the Bank classified investment in Redbanc and Transbank as held-for-sale and senior management was engaged in an active program to locate buyers.

In accordance with facts and circumstances arising from the social unrest in Chile and the global pandemic due to COVID-19 (situations beyond the Bank’s control), and the absence of suitable buyers, the process of selling its equity has failed. According to the above, our management has re-evaluated the situation and decided to reclassify the stakes as Investment in associates. See Note 12.

As of December 31, 2020, the Bank has sold its participation in Nexus.